                                                                   EXHIBIT 10.9


                                    SUBLEASE

         This Building Sublease ("Sublease") is made this 24th day of September, 1999, by and between TECHIES.COM INC., a corporation organized under the laws of the State of Minnesota ("Sublessee"), and WAMNET INC., a corporation organized under the laws of the State of Minnesota ("Sublessor").

                                    RECITALS:

         A. Nesbitt Development L.L.P. ("Prime Landlord") is the fee owner of the land and improvements, consisting of approximately 44,977 square feet of office and warehouse, commonly known as 6100 110th Street West, Bloomington, Minnesota ("Premises").

         B. Prime Landlord, as landlord, and Technology Marketing Group, Inc. (now known as Globelle, Inc.), as tenant, have heretofore entered into that certain Standard Commercial Lease dated July 11, 1995, as amended (the "Prime Lease")

         C. Globelle, Inc. has assigned all of its right, title and interest in, the Prime Lease to 1250895 Ontario Limited, an Ontario corporation ("Ontario").

         D. Pursuant to that certain Sublease dated September 24, 1997 (the "Ontario Sublease"), Ontario has sublet the Premises to Sublessor.

         E. Sublessee desires to lease the Premises and Sublessor desires to sublease the Premises to Sublessee, all on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals incorporated herein by this reference, and the mutual covenants and agreements hereinafter set forth, the receipt and adequacy of which are acknowledged, the parties agree as follows:

1.       BASIC SUBLEASE PROVISIONS AND IDENTIFICATIONS OF EXHIBITS

1.01     BASIC SUBLEASE PROVISIONS:

A.       SUBLEASED PREMISES ADDRESS:

         6100 110th Street West
         Bloomington, Minnesota 55428

B.       SUBLESSOR'S ADDRESS:

         655 Lone Oak Parkway
         Eagan, Minnesota 55121

C.       SUBLESSEE'S ADDRESS:

         7101 Metro Boulevard
         Edina Minnesota 55439

D.       EXECUTION DATE:  September 24, 1999

E. TERM: The period beginning on the Commencement Date and ending on the Expiration Date (hereafter defined), subject to earlier cancellation or termination as herein provided.

F. COMMENCEMENT DATE: The last to occur of (x) October 1, 1999, (y) the date Prime Landlord and Prime Landlord's mortgagee approve the Sublease, and (z) the date Ontario approves the Sublease.

G. EXPIRATION DATE: November 30, 2005, subject to earlier cancellation or termination as herein provided.

H.       SECURITY DEPOSIT: $76,835.70, subject to the provisions of Section
         4.01.

I. EXHIBITS: The following Exhibits are attached hereto and incorporated herein:

         EXHIBIT A - Description of Subleased Premises
         EXHIBIT B - Prime Lease
         EXHIBIT C - Ontario Sublease
         EXHIBIT D - Furniture, Fixtures and Equipment included in Sublease Premises.
         EXHIBIT E - Sublessee, Ontario and Prime Landlord Non-Disturbance Agreement

2.       SUBLEASED PREMISES AND TERM: PRIME LEASE

2.01     SUBLEASED PREMISES AND FURNITURE, FIXTURES AND EQUIPMENT LOCATED
         THEREON:

         A. Sublessor hereby leases to Sublessee and Sublessee hereby leases from Sublessor approximately 41,699 square feet of office space and 3,278 square feet of warehouse space in a two (2) story building (sometimes referred to herein as the ("Subleased Premises"), which Subleased Premises are described in Exhibit "A" attached hereto, subject to all of the terms, covenants and conditions contained herein in the Ontario Sublease and in the Prime Lease. The leasable area of the Subleased Premises includes an allocation of the Common Areas (as defined in the Prime Lease).

         B. Sublessee acknowledges that it has thoroughly inspected the Subleased Premises. The Subleased Premises are accepted by the Sublessee in an AS IS, WHERE IS condition without any representations or warranties, whatsoever, express or implied, except as specifically set forth herein, more particularly, Sublessee expressly acknowledges that Sublessor has not made and will not make any warranties to the Sublessee with respect to the quality of construction of any leasehold improvements or finishes or as to the condition of the Subleased Premises, whether express, statutorily implied or otherwise, and that Sublessor expressly disclaims any implied warranty that the Subleased Premises are or will be suitable for Sublessee's use or intended commercial purposes. Sublessor shall shampoo all carpets in the Subleased Premises prior to occupancy by Sublessee. Sublessee shall have the right to take possession of the Subleased Premises upon execution of this Sublease by all parties hereto. Any construction, alterations or improvements made to the Subleased Premises by Sublessor shall be subject to
(i) the prior approval of Prime Landlord, Ontario and Sublessor including, without limitation, approval of the plan, specifications, contractors and subcontractors therefor, (ii) all applicable terms and conditions of the Prime Lease relating to construction, alterations or improvements of the Subleased Premises, and
(iii) such other reasonable requirements or conditions as Prime Landlord or Ontario may impose.

         C. The Subleased Premises shall include the furniture, fixtures and equipment set forth in the schedule attached hereto as EXHIBIT "D" provided, however, title to such furniture, fixtures and equipment shall remain in Sublessor.

2.02     TERM:

         A. The term of this Sublease ("Term") shall commence on the Commencement Date as set forth in Section 1.01F.

         B. The term shall end on the Expiration Date set forth in Subsection 1.01G, unless sooner canceled or terminated as otherwise provided in this Sublease.

         C. Sublessee shall have the right to terminate the Term at anytime after the end of the twenty-fourth (24th) full calendar month of the Term by providing Sublessor at least six (6) months prior written notice of its intent to so terminate this Sublease. In connection with such termination Sublessee shall pay Sublessor a termination fee equivalent to the sum of one (1) months gross rent, plus the aggregate of all unamortized transaction costs (not to exceed $204,000.00), using straight-line amortization over the Term of this Sublease, incurred by Sublessor in connection with this Sublease, including without limitation reasonable attorney's fees and commissions paid to the real estate brokers referred to in Section 17 below. Such fee shall be paid one-half within five (5) days of giving notice to terminate and one-half on the termination date.

2.03     RELATION TO PRIME LEASE.

         Except to the extent hereinafter provided, this Sublease is subject and, subordinate to all of the covenants, agreements, terms, provisions, conditions and obligations of the Ontario Sublease and Prime Lease. Sublessee agrees that all rights and privileges granted hereunder are subject to the limitations imposed on the Sublessor by the Prime Lease, the Ontario Sublease, and that, except as expressly provided herein, Sublessor is not granting any rights or privileges to Sublessee that are not expressly granted to Sublessor under the Prime Lease or Ontario Sublease. All of the covenants, agreements, terms, provisions, conditions, obligations and rules and regulations of the Prime Lease and Ontario Sublease are incorporated herein, with the same force and effect as if they were fully set forth herein. Sublessee agrees to be bound by and comply with the term of the Prime Lease and Ontario Sublease and to perform Sublessor's obligations with respect to the Subleased Premises for the benefit of Prime Landlord, Ontario and Sublessor, except that:

         (x) Any reference in the Prime Lease to: (i) Landlord" shall mean Prime Landlord; (ii) "Tenant" shall mean Sublessee; and (iii) "Premises" shall mean Subleased Premises.

         (y) Any reference in the Ontario Sublease to: (i) "Sublessor" shall mean Ontario; (ii) "Sublessee" shall mean Sublessee hereunder; and (iii) "Subleased Premises" shall mean the Subleased Premises hereunder.

         (z) In all, instances where consent or approval of the Prime Landlord or Ontario is required pursuant to the Prime Lease or Ontario Sublease, as applicable, the consent or approval of each of Prime Landlord, Ontario and Sublessor shall be required hereunder and Sublessor agrees to send to Prime Landlord and Ontario, at Sublessee's expense, copies of Sublessee's written request for any consents required. In the event Sublessor does not notify Sublessee of any objections to a request for Sublessor's consent within ten (10) business days of Sublessor's receipt of such request, such request shall be deemed approved by Sublessor.

Not withstanding any other provision of this Sublease to the contrary, Sublessee shall not be responsible for compliance with the terms and conditions of the Prime Lease or the Ontario Sublease in connection with matters or items of non-compliance that occurred or came into existence prior to the Term hereof; provided that Sublessor shall not be responsible for that portion of the cost of curing such pre-existing non-compliance to the extent that the non-compliance is aggravated and/or the cost of such cure is increased by the acts of Sublessee during the Term, or Sublessee's failure to notify Sublessor of such pre-existing non-compliance promptly upon Sublessee becoming aware of the same. The Prime Lease is attached hereto as EXHIBIT "B". The Ontario Sublease is attached hereto as EXHIBIT "C". Each party agrees that it will not, by its act or omission to act cause a default under the Prime Lease or Ontario Sublease. In furtherance of the foregoing, Sublessor and Sublessee hereby confirm, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Prime Lease and Ontario Sublease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Sublessee the benefits of this Sublease and of those provisions of the Prime Lease and Ontario Sublease which by their nature are intended to benefit the party in possession of the Subleased Promises, and in order to protect Sublessor against a default by Sublessee which might cause a default or event of default by Sublessor under the Prime Lease or Ontario Sublease:

         A. Subject to the provisions of Section 3.03 herein, without limiting the obligations of Sublessor under the Prime Lease or Ontario Sublease, as between Sublessor and Sublessee, Sublessor shall pay, when and as due, all Base Rent Additional Rent and other charges payable to Prime Landlord or Ontario under the Prime Lease or Ontario Sublease provided Sublessee shall timely pay all rent when and as due under this Sublease.

         B. Sublessee shall perform and observe all terms, affirmative covenants and conditions and shall refrain from performing any art which is prohibited by the negative covenants of the Prime Lease or Ontario Sublease, where the obligation to perform, observe or refrain from performing is by its nature imposed upon the party in possession of the Premises and all such affirmative covenants and negative covenants shall be deemed incorporated herein and shall be performed or observed for the benefit of Sublessor as though Sublessor were the landlord thereunder. If practicable, Sublessee shall perform affirmative covenants which are also covenants of Sublessor under the Prime Lease or Ontario Sublease at least five (5) days prior to the date when Sublessor's performance is required under the Prime Lease and Ontario Sublease and shall indemnify Sublessor and Guarantor (as defined in the Prime Lease) against all claims, liabilities, demands, losses, actions, causes of action, damages, costs and expenses (including reasonable attorneys' fees) arising out of Sublessee's failure to perform or observe any such terms, covenants or conditions, subject however to all the express terms and conditions of this Sublease. Sublessor shall have the right after notice and failure to cure by Sublessee (except in events of emergency), but not the obligation to enter the Subleased Premises to cure any defense by Sublessee under this Sublease.

         C. Provided Sublessee is not in default hereunder, Sublessor shall not agree or consent to an amendment to the Prime Lease or Ontario Sublease, without prior written consent of Sublessee, such consent shall not be unreasonably withheld, conditioned or delayed. However, if Sublessee has defaulted tinder this Sublease, for as long as such default remains uncured, Sublessor shall not agree or consent to an amendment to the Prime Lease or Ontario Sublease, without first notifying Sublessee of the proposed amendment.

         D. Sublessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Subleased Premises. Sublessor hereby grants to Sublessee the right to receive all of the services and benefits with respect to the Subleased Premises which are to be provided by Prime Landlord and/or Ontario under the Prime Lease and Ontario Sublease, respectively; provided, however, Sublessor shall have no duty to perform any terms, covenants, conditions to be performed or observed by the Prime Landlord and/or Ontario under the Prime Lease and Ontario Sublease, respectively. For example, and without limitation, Sublessor shall not be required to provide the services or repairs which the Prime Landlord and/or Ontario is required to provide under the Prime Lease and Ontario Sublease, respectively, Sublessor shall have no responsibility for or be liable to Sublessee for any default, failure or delay on the part of Prime Landlord and/or Ontario in the performance or observance by Prime Landlord and/or Ontario of any of the terms, covenants and conditions under the Prime Lease or Ontario Sublease, respectively, nor shall such default by Prime Landlord and/or Ontario affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder except to -the extent that such default by Prime Landlord and/or Ontario excuses performance by Sublessor under the Prime Lease or Ontario Sublease, respectively. Notwithstanding the foregoing, the parties contemplate that Prime Landlord and/or Ontario shall, in fact, perform and observe its obligations under the Prime Lease or Ontario Sublease, respectively, and in The event of any default or failure of such performance by Prime Landlord and/or Ontario, Sublessor agrees that it will, upon notice from Sublessee, make demand upon Prime Landlord and/or Ontario to perform its obligations under the Prime Lease or Ontario Sublease, respectively, and, provided that Sublessee specifically agrees to pay all reasonable costs and expenses of Sublessor and provides Sublessor with security reasonably satisfactory to Sublessor to pay such costs and expenses, Sublessor will take appropriate legal action to enforce the Ontario Sublease and/or the Prime Lease. In addition to the foregoing rights, Sublessee shall also have the right to enforce any other rights or remedies which Sublessor, as tenant of the Premises, may have under the Prime Lease or the Ontario Sublease.

         E. Nothing contained in this Sublease shall be construed to create a privity of estate of coat-act between Sublessee, Ontario or Prime Landlord except as may be created pursuant to EXHIBIT E.

         F. Notwithstanding anything contained herein to the contrary, Sublessee and Sublessor hereby acknowledge that the terms and provisions of this Sublease are specifically contingent upon the delivery to Sublessee and Sublessor of a fully executed agreement by and between Sublessee, Ontario and Prime Landlord in the same form attached hereto as EXHIBIT "E".

         G. Without limiting its obligations hereunder, Sublessee hereby acknowledges Prime Landlord's rights as set forth in Sections 10.1, 12.1, 13.3 and 14.10 of the Prime Lease, subject to the limitation placed upon such rights pursuant to EXHIBIT E.

         H. The provisions of Section3.3 of the Prime Lease notwithstanding, as between Sublessor and Sublessee, Sublessee shall be required to comply, at Sublessee's expense, with all laws, ordinances, orders rules and regulations of state, federal, municipal or other agencies or bodies (collectively, "Rules") only as the same are applicable to Sublessee's activities at the Premises. However, the foregoing sentence shall not reduce or restrict Sublessee's obligations to maintain the Subleased Premises.

3.       RENT

         3.01 BASE RENT. Sublessee shall pay Sublessor the Base Rent payable in equal monthly installments, sot forth below on or before the first day of each calendar-month during the Term, except that Base Rent for the first full and any initial partial calendar month shall be paid when Sublessee executes this Sublease.


       LEASE YEAR            ANNUAL RATE                         MONTHLY INSTALLMENT
Commencement Date            Four Hundred Sixty-One              $38,417.85
Expiration Date              Thousand Fourteen and 25/100
                             Dollars ($461,014.25)

Any increase in base rent due under the Prime Lease or Ontario Sublease shall not affect the Base Rent due under this Sublease.

Except as provided in Section 3.03 herein, Sublessee shall pay all Rent, and forward all insurance certificates to Sublessor at the address set forth in
Section 1.01B, or such other address or to such other entity as Sublessor shall designate from time to time in writing.

         3.02 ADDITIONAL RENT. If and to the extent that Sublessor is obligated to pay Additional, Rent under the Prime Lease or Ontario Sublease, Sublessee shall, effective as of the Commencement Date, pay to Sublessor such Additional Rent )to the extent such Additional Rent is attributable to events occurring during the Term of this Sublease). Such payment shall be due from Sublessee to Sublessor at least five (5) days prior to the date upon which Sublessor's payment of such Additional Rent is due to the Prime Landlord or Ontario, provided that Sublessee shall have been billed therefor at least ten
(10) days prior to such due date (which bill shall be accompanied by a copy of Prime Landlord's or Ontario's bill and other material furnished to Sublessor in connection wherewith). If any such payments are estimated and paid monthly by Sublessor under the Prime Lease or Ontario Sublease, Sublessee shall pay its share of the estimated monthly payments on the first (1st) day of every month in which a payment is due by Sublessor under the Prime Lease or Ontario Sublease. As of the date hereof, Sublessee's share of such expenses is 100%, subject to adjustment as provided in Section 1.8 and 2.2 of the Prime Lease.

         Section 2.2 of the Prime Lease provides for an adjustment of the monthly operating Expenses actually paid by Prime Landlord during said yen with Sublessor's pro rata share of operating expenses actually paid with respect to such year. To the extent Prime Landlord or Ontario pays Sublessor any overpayment of operating expenses, Sublessor shall remit to Sublessee, Sublessee's pro rata share (based upon the portion of the applicable calendar year that falls within the Term) of such overpayment. Likewise, to the extent Sublessor is obligated to pay any deficiency in the payment of Sublessor's pro rata share of operating expenses, Sublessee shall, within five (5) days after written demand therefor by Sublessor, pay to Sublessor Sublessee's pro rata share (based upon the portion of the applicable calendar year that falls within the Term) of such deficiency.

         3.03 SUBLESSEE'S PAYMENT OF RENT DIRECTLY TO PRIME LANDLORD. If Sublessor fails to substantially perform Sublessor's obligations under this sublease or the Ontario Sublease, and such failure remains uncured after the expiration of (i) any applicable cure period specified in the applicable sublease; or (ii) a reasonable period of time in which to cure the failure under the circumstances if no specific period is set forth in the applicable sublease, Sublessee at all times thereafter Shall make payments of Base Rent and Additional Rent due under this Sublease directly to Prime Landlord at Prime Landlord's address set forth in the Prime Lease. Such direct payments by Sublessee shall be credited toward Base Rent and Additional Rent due hereunder.

4.       SECURITY DEPOSIT

         4.01 SECURITY DEPOSIT. The Sublessee has delivered to Sublessor a security deposit in the, amount of $76,835.70 as a security deposit for the full and faithful Performance Of each and every provision of this Sublease to be performed by Sublessee, on the understanding that (a) the Security Deposit or any portion thereof not previously applied or from time to time, such one or more portions thereof, may be applied to cure any default that may then exist, without prejudice to any other remedy or remedies which Sublessor may have on account thereof and upon such application Sublessee Shall pay Sublessor on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) should the Ontario Sublease be assigned by Sublessor, the Security Deposit or any portion thereof not previously applied may be paid to the Sublessor's assignee and if the same is paid as aforesaid, Sublessee hereby releases Sublessor from any and all liability with respect to the Security Deposit and/or its application or return;
(c) if permitted by law, Sublessor or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (d) if Sublessee shall faithfully perform and observe all of the terms, covenants, and conditions in this Sublease, the Ontario Sublease and in the Prime Lease to be fulfilled, kept, performed and observed by Sublessee, the sum deposited or the portion thereof not previously applied, shall be returned to Sublessee without interest no later than thirty
(30) days after the expiration of the Term of this Sublease or any renewal or extension thereof, provided Sublessee has vacated the Subleased Premises and surrendered possession thereof to Sublessor at the expiration of the Term or any extension or renewal thereof as provided herein; (e) in the event that Sublessor terminates this Sublease or Sublessee's right to possession by reason of a Default by Sublessee, Sublessor may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Sublessee's default; (f) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Sublessee, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any rent due for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Sublessor in partial liquidation of Sublessor's damages,

5.       SUBLESSEE'S USE.

         5.01 USE OF THE SUBLEASED PREMISES. Sublessee shall occupy and use the Subleased Premises only for warehouse and office uses. Sublessee's use of the Subleased Premises shall comply in all respects with Section 3.1 of the Prime Lease.

         5.02 PERMITS/CERTIFICATE OF OCCUPANCY. If any governmental license or permit shall be required for the proper and lawful conduct of Sublessee's business in or occupancy of the Subleased Premises, then Sublessee, at its sole cost and expense, shall procure, and thereafter maintain such license(s) or permit(s) and submit the same to Sublessor for inspection. Sublessee shall also be responsible for obtaining the certificate of occupancy, if any, is required, or desired by Sublessee, for the Subleased Premises. Sublessee shall comply with the terms and conditions of each such license or permit

6. RIGHTS OF QUIET ENJOYMENT. If the Sublessee pays the rent and other sum herein provided, and observes and performs all the terms, covenants and conditions on the Sublessee's part to be observed and performed, Sublessee's right of quiet enjoyment of the Subleased Premises, subject to the terms, covenants and conditions of this Lease, shall not be disturbed by Sublessor or those claiming through Sublessor.

7. LATE PAYMENT CHARGE. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment or any other payment due from the Sublessee to Sublessor is not received by the Sublessor on or before the fifth
(5th) day of the month for which rent or such other payments are due, a late payment charge of five percent (5%) of such past due amount shall become due and payable in addition to such amounts owed under the Sublease.

8.       ASSIGNMENT AND SUBLETTING.

         8.01 TRANSFER BY SUBLESSEE. Sublessee shall not sublease, assign, pledge, mortgage, hypothecate, grant licenses or concessions or otherwise transfer or permit the transfer of Sublessee's interest in this Sublease or the Subleased Premises, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) without the prior written consent of Sublessor, Ontario and Prime Landlord, which consents may be withheld or granted on the same conditions as are applicable under the Prime Lease or Ontario Sublease with respect to assignments and other transfers. Sublessor shall not unreasonably withhold such consent. Any assignee or Sublessee of

Sublessee, or any further assignment or sublease of the Subleased Premises shall be subject to the same terms and provisions set forth in this Section 8.01

         8.02 TRANSFER BY SUBLESSOR. Sublessor may, subject to the Prime Lease and Ontario Sublease, assign, transfer, pledge, mortgage, hypothecate or otherwise transfer its interest in this Sublease without consent of Sublessee, provided, Sublessor shall not hereafter assign its interest under this Sublease separate from its interest under the Ontario Sublease and any such assignee shall assume Sublessor's obligations under this Sublease, including the return of any security deposit Sublessor shall promptly notify Sublessee of (a) any such transfer by Sublessor, and (b) the identity of the assignee.

9.       INDEMNITY.

         9.01 SUBLESSOR INDEMNITY. Sublessor agrees to indemnify, defend, and hold harmless Sublessee and its agents and employees, against any and all claims, liabilities', losses, actions, causes of action, judgments, awards, demands, costs and expenses of every kind and nature (including reasonable attorneys' fees and administrative costs), arising from (i) any injury or damage to any person, property or business resulting from the negligence of Sublessor, its employees, agents, contractors, subcontractors, servants, invitees, licensees or Sublesees or (ii) the breach or violation by Sublessor of any terra, covenant or condition of this sublease, the Ontario Sublease or the Prime Lease (whether before, during or after the term of this Sublease) or (iii) any other occurrence on the Premises prior to the Term; provided, however, that Sublessor's obligations under this Section shall not apply to injury or damage resulting from the negligence of Sublessee or its agents or employees, the failure of Sublessee to perform its obligations hereunder or under the Ontario Sublease or the Prime Lease, or for which Sublessee has insurance. If any such proceeding is brought against Sublessee or its agents or employees, Sublessor covenant to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Sublessee. Sublessor may satisfy its obligations under this Section from available insurance coverage.

         9.02 SUBLESSEE INDEMNITY. Sublessee agrees to indemnify, defend, and hold harmless Sublessor, Guarantor and their respective agents and employees, against any and all claims, liabilities, losses, actions, causes of action, judgments, awards, demands, costs and expenses of every kind and nature (including attorneys' fees and administrative costs), including, without limitation arising from (i) any injury or damage to any person or property resulting from the negligence of Sublessee, its employees, agents, or conditions; or (ii) the breach or violation by Sublessee of any term, covenant or condition of this Sublease, the Ontario Sublease or the Prime Lease; provided, Sublessee's obligations under this Section shall not apply to injury or damage resulting from the negligence of Sublessor, its agents and employees, or the failure of Sublessor to perform its obligations hereunder or under the Prime Lease or the Ontario Sublease for which Sublessor has insurance coverage. If any such proceeding is brought against Sublessor or its agents or employees, Sublessee covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Sublessor. Sublessee may satisfy its obligations under the Section from available insurance coverage.


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

10.      DEFAULT.

         10.01    EVENTS OF DEFAULT.

         (1) If a party fails to make any payment required when due hereunder, and such failure continues for five (5) business days after written demand for payment of such payment or

         (2) If a party fails in the prompt and full performance of any other provisions of this Sublease (including, without limitation, the terms of the Prime Lease or the Ontario Sublease which have been incorporated herein) other than the nonpayment of rent or other payments due under this Sublease, and does not mire such failure within ten (10) days after- written demand from the other party that the failure be cured (unless the failure involves a hazardous condition, which shall be cured forthwith or as quickly as reasonably possible); or

         (3) Sublessee shall, by its act or omission to act, cause a default under the Prime Lease or Ontario Sublease and such default is not cured within the time, if any, permitted for such cure under the Prime Lease or Ontario Sublease, respectively,

         (4) Sublessee shall file a petition or, if an involuntary petition is filed against Sublessee, or becomes insolvent, under any applicable federal or state bankruptcy or insolvency law or admits that it cannot meet its financial obligations, or a receiver or trustee shall be appointed for the benefit of creditors; or

         (5) Sublessee shall do or permit to be done any act which results in a lien being filed against the Subleased Premises.

         In the event that an order for relief is entered in any case under Title 11, U.S.C. (the "Bankruptcy Code") in which the Sublessee is the debtor and: (A) Sublessee as debtor in possession, or any trustee who may be appointed in the case (the "Trustee") seeks to assign the Sublease, then Sublessee, or Trustee, if applicable, in addition to providing adequate assurance described in applicable provisions of the Bankruptcy Code, shall provide adequate assurance to Sublessor of Sublessee's future performance under the Sublease by depositing with Sublessor a sum equal to the lesser of twenty-five percent (25%) of the rental and other charges due for the balance of the Sublease term of six (6) months' rent ("Security"), to be held (without an allowance for interest thereon) to secure Sublessee's obligations under the Sublease, and (B) Sublessor, or Trustee, if applicable seeks after assumption of the same, then Sublessor, in addition to providing adequate assurance described in applicable provisions of the Bankruptcy Code shall provide adequate assurance to Sublessor of the proposed assignee's future performance under the Sublease by depositing with Landlord a sum equal to the Security to be held (without any allowance or interest thereon) to secure performance under the Lease by depositing with Sublessor a sum equal to the Security to be held (without any allowance or interest thereon) to secure performance under the Sublease. Nothing contained herein expresses or implies, or shall be construed to express or imply, that Sublessor is consenting to assumption and/or assignment of the Sublease. Neither Sublessee nor any Trustee shall conduct or permit the conduct of any "lien," "bankruptcy," "going out of business" or auction sale in or from the Subleased Premises.

         Then, and in any such event (sometimes referred to as an "Event of Default") such party ("Defaulting Party") shall be in default.

         10.02 DEFAULT BY SUBLESSEE. Upon a default by Sublessee, Sublessor may exercise any remedy against Sublessee which Prime Landlord or Ontario may exercise in the event of a default by -Sublessor under the Prime Lease or Ontario Sublease, respectively, including, without limitation, termination of the Sublease and termination of Sublessee's right to possession of the Subleased Premises.

         10.03 DEFAULT OF SUBLESSOR. Upon a default by Sublessor, Sublessee may exercise any remedy against Sublessor which Sublessor may exercise in the event of a default by Prime Landlord or Ontario under the Prime Lease or Ontario Sublease, respectively, provided however, so long as Sublessor is not in default under the Prime Lease or Ontario, Sublease for a monetary amount in excess of $5,000, Sublessee shall have no right to terminate this Sublease.

11. SURRENDER OF SUBLEASED PREMISES. Upon any expiration or termination of this Sublease or termination of Sublessee's right of possession of the Subleased Premises, or any part thereof, Sublessee shall surrender and vacate the Subleased Premises immediately and surrender the Subleased Premises to Sublessor, including the alterations, additions, improvements, equipment and fixtures requested by Sublessor to remain on the Subleased Premises other than Sublessee moveable trade fixtures, in as good condition and repair as exists on the date hereof (reasonable wear and tear, casualty damage which is required to be covered and/or Sublessors, Ontario's and/or Prime Landlord's casualty insurance coverage, and casualty, condemnation excepted), shall remove all alterations, additions, improvements and fixtures installed or made by Sublessee and not requested by Sublessor to remain on the Subleased Premises and shall repair all damage to the Subleased Premises caused such removal prior to the Expiration Date. Any property not removed from the Subleased Premises upon expiration or termination hereof shall, subject to the rights of Ontario or Prime Landlord under the Ontario Sublease or Prime Lease, respectively, be conclusively presumed to have been abandoned by Sublessee, and Sublessor, Ontario or Prime Landlord may, at its option, retain, store and/or dispose of such property at Sublessee's expense. All such property shall, at Sublessor's, Ontario's or Prime Landlord's option, be conclusively deemed to have been conveyed to Sublessor by Sublessee as if by bill of sale without payment by Sublessor. Notwithstanding the forgoing, if Prime Landlord or Ontario require the removal of any addition, or improvement installed or completed prior to the date of this Sublease, Sublessor shall be solely responsible for such removal and restoration.

12. UTILITIES. Sublessee shall obtain and pay for all utilities supplied to the Subleased Premises. Sublessor warrants that electrical mechanical and plumbing systems are in good working order.

13. INSURANCE. Sublessee shall procure and maintain., at its own cost and expense, such insurance as is required to be carried by Sublessor under the Ontario Sublease, naming Sublessor as an additional insured, as well as Ontario and Prime Landlord, in the same manner required for naming Ontario and/or Prime Landlord as required in the Ontario Sublease or Prime Lease. Sublessee shall furnish Sublessor a certificate of Sublessee's insurance required hereunder not later than Sublessee's taking possession of the Subleased Premises. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. Sublessee hereby waives claims against Prime Landlord, Ontario and Sublessor for property damage to the Subleased Premises or its contents if and to the extent that Sublessor waives such claims against Prime Landlord and/or Ontario under the Prime Lease and/or Ontario Sublease. Sublessee agrees to obtain for the benefit of Prime Landlord, Ontario and Sublessor, such waivers of subrogation rights from its insurer as are required of Sublessor under the Prime Lease and/or Ontario Sublease. Sublessor s to use reasonable efforts in good faith to obtain from Prime Landlord and Ontario a waiver of subrogation rights in Prime Landlord's and/or Ontario's property insurance if and to the extent that Prime Landlord or Ontario waives such claims against Sublessor under the Prime Lease, Ontario Sublease, or is required under the Prime Lease or Ontario Sublease to obtain such waiver of subrogation rights.

14.      HAZARDOUS MATERIALS.

         14.01 REPRESENTATION BY SUBLESSOR. Sublessor represents that to the best of Sublessor's knowledge there are no hazardous substances or hazardous, as those terms are defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. and the Resource Conservation and Recovery Act, 42 U.S.C. Section 960, et seq., in, on, or about the Subleased Premises in violation of federal, state or local environmental laws. If subsequent to the date Sublessee accepts possession of the Subleased Premises it is determined that there are any Hazardous Materials (as defined below) in the Subleased Premises which were installed placed or located an the Premises prior to the date of this Sublease and Sublessee is notified by applicable federal state or local authority with jurisdiction over such matters that such Hazardous Materials must be removed, encapsulated or otherwise treated ("Remediated") as between Sublessor and Sublessee, Sublessor, at Sublessor's expense, shall as soon as practicable after notice thereof from Sublessee, remediate, or cause such remediation of, said Hazardous Materials as Sublessor deems necessary to comply with all applicable federal, state and local laws; provided that Sublessor shall not be responsible for that portion of the cost of such remediation to the extent that the contamination on the Premises is aggravated and/or the cost of such remediation is increased by the acts of Sublessee during the Term, or Sublessee's failure to: (a) notify Sublessor of such contamination promptly upon Sublessee becoming aware to the same, or (b) in an emergency take such immediate action as may be required by law. Such Remediation shall be Sublessee's sole remedy on amount of such Hazardous Materials.

         14.02 REPRESENTATION BY SUBLESSEE. Sublessee shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Subleased Premises or permit Sublessee's employees, agents, contractors, invitees and other occupants of the Subleased Premises to engage in such activities upon or about the Subleased Premises. Sublessee shall promptly notify Sublessor of (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Subleased Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Material on the Subleased Premises, (iii) any release, discharge or nonrouting, improper or unlawful, disposal or transportation of any Hazardous Material on or from the Subleased Premises or in violation of this Section, and (iv) any matters where Sublessee is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Subleased Premises. Sublessor and Prime Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Subleased Premises initiated in connection with any environmental health or safety law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of a Material Safety Data Sheet.

         14.03 USE OF HAZARDOUS MATERIAL. If any Hazardous Material is released, discharged or disposed of by Sublessee or any other occupant of the Subleased Premises, or their employees, agents or contractors, on or about the Subleased Premises in violation of the foregoing provisions, Sublessee shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Subleased Premises and any other affected property and clean or replace any affected personal property (whether or not owned by Sublessor, Ontario or Prime Landlord), at Sublessee's expense (without limiting Sublessor's other remedies therefor). Such clean up and removal work shall be subject to Sublessor's, Ontario's and Prime Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan, required by any court or governmental body having jurisdiction or reasonably required by Sublessor, Ontario or Prime Landlord. If Sublessor, Ontario, Prime Landlord or any Lender or governmental body arranges for any tests or studies showing that this Section has been violated, Sublessee shall pay for the costs of such tests. If any Hazardous Material is released, discharged or disposed of on or about the Subleased Premises and such release, discharge or disposal is not caused by Sublessee or other occupants of the Subleased Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damages to the extent that the Subleased Premises are affected thereby; in such case, Sublessee and Sublessor shall have the obligations and rights respecting such casualty damage provided under such Section 1.5 of this Sublease [TEXT ILLEGIBLE]

15. DAMAGE BY FIRE OR OTHER CASUALTY. If (i) all or any portion of the Subleased Premises is damaged by fire or other casualty, (ii) such event gives Sublessor the right to terminate the Prime Lease or the Ontario Sublease, or Prime Landlord or Ontario the right to terminate the Prime Lease or the Ontario Sublease, respectively, and (iii) either Sublessor (Sublessor shall not exercise such right without the written consent of Sublessee), Prime Landlord or Ontario exercises such right; then this Sublease shall terminate in accordance with the provisions of the Prime Lease or Ontario Sublease and all Base Rent and Additional Rent shall be apportioned in accordance with the provisions of the Prime Lease or Ontario Sublease, as applicable. If Sublessor, Prime Landlord or Ontario is not entitled to terminate or does not exercise their respective right of termination with respect to a fire or other casualty, then (i) this Sublease shall continue in fall force and the Subleased Premises shall be repaired or restored in the same manner and under the same conditions for repair and restoration as provided and required in the Prime Lease or Ontario Sublease and
(ii) Base Rent and Additional Rent shall abate in the same manner and for such period as rent abates under the Prime Lease or Ontario Sublease. Notwithstanding the foregoing, Sublessor shall not exercise its right to terminate this

Sublease pursuant to this provision, nor consent to a termination by Prime Landlord or Ontario (if Sublessor's consent thereto is required to effectuate such third party termination), without the prior written consent of Sublessee.

16.      EMINENT DOMAIN.

         16.01 RESULTING IN TERMINATION. In the event (i) any part of the Subleased Premises is taken or condemned by any competent authority for any public use or purpose or conveyed under threat of such condemnation, (ii) such event gives Prime Landlord or Ontario the right to terminate the Prime Lease or Ontario Sublease, or Sublessor (Sublessor shall not exercise such right without the prior written consent of Sublessee) the right to terminate the Prime Lease or Ontario Sublease, and Oil) either Sublessor, Prime Landlord or Ontario, as applicable, exercises such right; then this Sublease shall terminate in accordance with the provisions of the Prime Lease or Ontario Sublease, as applicable, and all Base Rent and Additional Rent shall be apportioned in accordance with the provisions of Prime Lease or Ontario Sublease. Notwithstanding the foregoing, Sublessor shall not exercise its -right to terminate this Sublease pursuant to this provision, nor consent to a termination by Prime Landlord or Ontario (if Sublessor's consent thereto is required to effectuate such third party termination), without the prior written consent of Sublessee.

         16.02 RESTORATION. In the event any part of the Building or the Subleased Premises is taken or condemned by any competent authority for any public use or purpose, or is conveyed under threat of condemnation, and the Prime Lease or Ontario Sublease is not terminated by Sublessor, Prime Landlord or Ontario, as applicable, as a result thereof, then Base Rent and Additional Rent shall be adjusted in the same manner as provided for the adjusted rent under the Prime Lease or Ontario Sublease.

         16.03 CONDEMNATION AWARD. All condemnation awards shall, subject to the rights Of Prime Landlord, or Ontario under the Prime Lease or Ontario Sublease, as applicable, be allocated to Sublessor in the manner set forth in
Article 8 of the Lease. Sublessee shall be entitled to seek a separate award in accordance with the provisions of the Prime Lease.

17. BROKERAGE COMMISSIONS. Sublessee and Sublessor represent and wan-ant to each other that no real estate brokers, consultants or finders have participated in the negotiation or execution of this Sublease or the Prime Lease, except for United Properties. Corporation and Grubb & Ellis. Sublessor shall pay United Properties Corporation a commission of $4.50 per sq. foot, due upon full execution of the Sublease and Sublessee's delivery of the Security Deposit to Sublessor. United Properties Corporation shall pay Grubb & Ellis one-half of such commission. Sublessee and Sublessor shall defend, indemnify and hold each other, Ontario and Prime Landlord harmless from all damages, judgments, liabilities and expenses (including attorneys' fees) arising from any claims or demands of any broker, agent or finder with whom Sublessee or Sublessor his dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Sublessee or the negotiation with Sublessee of this Sublease, other than United Properties Corporation and Grubb & Ellis.

18.      ESTOPPEL CERTIFICATE.

         18.01 Each party shall from time to time, upon not less than ten (10) days prior written request by the other, deliver a statement in writing certifying, if such is the case, (1) this Sublease is unmodified and in full force and effect or, if there have been modifications, that this Sublease, as modified, is in full force and effect; (2) the Commencement Date and the Expiration Date of the Term; (3) all work to be completed by Sublessee to the Subleased Premises has been completed and if not, specifying what has not been completed; (4) the amount of Base Rent then payable hereunder and the date to which such rent has been paid; (5) the other party is not, to such party's knowledge, in default under this Sublease or, if in default, a detailed description of such default(s); and (6) such other information as Sublessee, Sublessor or their respective mortgagee or third party may reasonably request. Each party acknowledges that any statement delivered pursuant to this Section may be relied upon by: (a) any purchaser or sublessee of the Subleased Premises or arty part thereof or any improvement thereon; (b) any holder of a mortgage (as defined hereafter); and (c) any assignee of any mortgagee under any such mortgage.

19. SIGNAGE. Subject to Prime Landlord's, Ontario's and Sublessor's prior written approval and provided said signage complies with the requirements set forth in the Prime Lease and EXHIBIT E of the Prime Lease, Sublessee shall have the right to place monument signage on the existing structure located on the grounds of the Premises as well as signage above the entry door. If Sublessee exercises its termination rights under Section 2.02(C), Sublessee shall remove its signage from the monument sign, and restore the same to its condition prior to Sublessee's installation thereon.

20. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and delivered: (1) if by personal or courier service delivery, on the date of such delivery; (2) if by mail, whether or not received, three (3) business days after being deposited in the United States Mail, postage prepaid and properly addressed, certified or registered mail., return receipt requested, (3) if, by recognized, overnight mail, air-express or courier service (or by telecopy if the address is not in the United States), on the date of such delivery, at the following address: (A) To Sublessor at the address specified in Section 1.01B or such other address as Sublessee shall designate by written notice to Sublessor and a copy to Larkin, Hoffman, Daly & Lindgren, Ltd., Attention: Thomas F. Alexander, 1500 Norwest Financial Center, 7900 Xerxes Avenue South, Bloomington, Minnesota 55431; and
(B) To Sublessor at the address specified in Subsection 1.01C, or at such other address(es) as Sublessor shall hereafter designate by written notice to Sublessee.

21.      MISCELLANEOUS.

         21.01 ENTIRE AGREEMENT. This Sublease and the Exhibits attached hereto contain the entire agreement between Sublessee and Sublessor concerning the Subleased Premises and supersedes all other prior agreements, either oral or written, except the Prime Lease and Ontario Sublease. Sublessee acknowledges that neither Sublessor nor its respective agents or employees have made any representations, warranties or promises with respect to the Subleased Premises or the making or entry into of this Sublease except as expressly set forth in this Sublease.

         21.02 EXECUTION. This Sublease shall be of no force or effect unless and until executed and delivered by all parties hereto. No Provision of this Sublease may be amended except in writing signed by all parties hereto or their successors. By execution hereof, Sublessee acknowledges that it has received a complete and correct copy of the Prime Lease and Ontario Sublease.

         21.03 BINDING EFFECT. This Sublease shall be binding upon and inure to the benefit of Sublessee and Sublessor and their respective permitted legal representatives, successors and assigns.

         21.04 FORCE MAJEURE. Except as otherwise provided in the Prime Lease and Ontario Sublease, neither party shall be deemed to be it default with respect to any of the terms, covenants and conditions of this Sublease on the part of such duty to be performed if the party whose performance is delayed fails to timely perform the same and such failure is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure required materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by the other party (or such other party's agents or employees) or any other cause beyond the reasonable control of the party whose performance is so delayed, provided, however, that the time for performance shall in no event be extended due to financial or economic problems of either party, their architects, contractors, agents or employees. It shall be a condition of either party's right to claim an extension of time under this Section that such party notify the other in writing within ten (10) days after the occurrence of such cause, specifying the nature thereof and the period of time contemplated or necessary for performance.

         21.05 CAPTIONS. The Article and Section captions in this Sublease are inserted only as a matter of convenience and in no any define, limit, construe, or describe the scope or intent of such Articles and Sections.

         21.06 DEFINITIONS. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Prime Lease.

         21.07 APPLICABLE LAW. This Sublease shall be construed in accordance with the laws of the State of Minnesota.

         21.08 TIME. Time is of the essence of this Sublease with respect to the performance of all monetary obligations hereunder.

         21.09 PARTIAL INVALIDITY. Each term, covenant and condition of this Sublease shall be valid and be enforced to the fullest extent permitted by law. If any terra, covenant, or condition of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

         21.10 TRIAL BY JURY. SUBLESSEE AND SUBLESSOR AGREE THAT THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS SUBLEASE

AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSEE AND SUBLESSOR, THE USE OR OCCUPANCY OF THE SUBLEASED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE, OR FOR THE ENFORCEMENT OF ANY REMEDY UPON ANY STATUTE, EMERGENCY OR OTHERWISE.

         21.11 CUSTOM AND USAGE; CONSTRUCTION. Failure of either party to enforce its rights under any provision of this Sublease or any other agreement between Sublessee and Sublessor shall not be construed as having created a custom in any way or course of dealing or manner contrary to the specific terms, provisions and covenants of this Sublease or as having in any manner modified the same. If any term, covenant, condition or agreement of this Sublease is capable of two or more constructions, one or more of which would render the provision void, and the other or others of which would render the provision valid, then the provision shall have the meaning or meanings which would render it valid. Both parties have participated in the negotiation and preparation of this Sublease with the assistance of competent legal counsel. Accordingly, this Sublease shall not be construed for or against Sublessee or Sublessor, but this Sublease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result.

         21.12 RECORDING. Upon written request of either party, the parties shall execute and acknowledge a memorandum of this Sublease which may be recorded at the expense of the party requesting such recording. Sublessor shall record no other memorandum, affidavit or copy of this Sublease.

         21.13 JURISDICTION. This Agreement shall be construed and governed by the laws of the State of Minnesota.

         21.14 ATTORNEYS' FEES. If any legal action, arbitration or other proceeding brought for the enforcement of this Sublease, or because of an alleged dispute, breach default or misrepresentation in connection with any of the provisions of this Sublease, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other expenses and costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled. As used herein, the term "successfully or prevailing party shall be the party which by law is entitled to recover its costs of suit whether or not the action proceeds to final judgment. If the party which instituted the suite shall dismiss as against the other party without the concurrence of the other party, the nondismissing party shall be deemed the successful or prevailing party.

         21.15 CONSENT BY MORTGAGEE. This Sublease shall not become effective and Sublessee shall not take possession of the Subleased Premises until such time as Prime Landlord's mortgagee, if any, has consented, in writing, to the Sublease and entered into an agreement with Sublessee providing for the Sublessee's continued possession of the Subleased Premises if Sublessee's not in default under the Sublease and Sublessee's agreement to attorn to such mortgagee.

         21.16 COUNTEPARTS. This Agreement may be executed in multiple counterparts, both of which shall constitute one and the same instrument. Additionally, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by affixing counterpart signature page(s) containing the signatures of both of the parties hereto. All of such counterpart signature pages shall be read as though one and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEROF, this Sublease has been executed as of the dates set forth above.

SUBLESSOR:                                      SUBLESSEE:

Wam!Net Inc.                                    techies.com

By:                                             By: /s/ Daniel W. [    ]
   -------------------------------                 -------------------------
  Its:                                            Its:  VP of Operations

The undersigned have signed below solely for the purposes evidencing their consent to tile foregoing Sublease.

ONTARIO:

[ILLEGIBLE] Ontario Limited,
   an Ontario corporation

   By:
      -----------------------------
       Its:

PRIME LANDLORD:

Nesbitt Development L.L.P.
   By:
      -----------------------------
       Its:

MORTGAGEE:

IDS Life Insurance Company

   By::
      -----------------------------
       Its:

PRIVILEGED AND CONFIDENTIAL


S&A Draft November 19, 1999

ASSET PURCHASE AGREEMENT

Dated as of April 24, 2001


Among

MUG AND CUP, INC.

THE FRANKLIN, WILSON CO.,

FRANKLIN WILSON

and

TEA AND COFFEE, LLP


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